Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ Target 12™ Semiconductor Option Income ETF (SOXY)

YieldMax™ Target 12™ Biotech & Pharma Option Income ETF (BIOY)

YieldMax™ Target 12™ Energy Option Income ETF (ZAPY)

YieldMax™ Target 12™ Real Estate Option Income ETF (RNTY)

YieldMax™ Target 12™ Tech & Innovation Option Income ETF (QYQY)

YieldMax™ Target 12™ Big 50 Option Income ETF (BIGY)

Each listed on NYSE Arca, Inc.

January 6, 2025

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated November 11, 2024,

and where applicable a Fund’s Summary Prospectus

Effective January 1, 2025, the Funds’ investment adviser, Tidal Investments LLC (the “Adviser”) has acquired the trading team previously employed by ZEGA Financial LLC (“ZEGA”), each Fund’s sub-adviser.

In connection with this transaction, ZEGA will cease operations as a registered investment adviser and resign as a sub-adviser for the Funds. The Adviser will assume full management responsibilities for the Funds. Jay Pestrichelli, a key member of each Fund’s portfolio management team previously employed by ZEGA, will continue to serve as a portfolio manager for the Funds, now as an employee of the Adviser. There are no other portfolio manager changes for the Funds.

This transaction will not result in any changes to any of the Funds’ investment objectives, principal investment strategies, or fees. Each Fund will continue to be managed in accordance with its stated policies and objectives, ensuring continuity for shareholders.

All references to “ZEGA” and the “Sub-Adviser” in each Summary Prospectus, Prospectus, and SAI are hereby updated to refer to the “Adviser.”

Please retain this Supplement for future reference.